UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 13, 2005
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-26934	77-0277772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement

     On June 13, 2005, Hyperion Solutions Corporation (“Hyperion”) entered into an employment agreement with Heidi Melin (the “Agreement”). Under the terms of the Agreement, effective June 13, 2005, and associated offer letter, Heidi Melin became the Chief Marketing Officer of Hyperion.

     Under the Agreement, Ms. Melin will be paid a base salary of $260,000 per year and be eligible for an annual target bonus of 60% of her base salary. Ms. Melin will also receive a $10,000 signing bonus.

     Pending approval of Hyperion’s Board of Directors, Ms. Melin will be granted (i) stock options to purchase 70,000 shares of Hyperion Common Stock, vesting 25% after the first year of the grant and monthly thereafter for the following 36 months; and (ii) the right to purchase 10,000 shares of restricted stock at a purchase price of $0.001 per share, with Hyperion’s repurchase right lapsing in four equal annual installments of 2,500 shares.

     Ms. Melin’s employment may be terminated by either party at any time for any reason (or no reason) with 30 days advance written notice. If Hyperion terminates Ms. Melin’s employment for any reason other than permanent disability or cause, then, among other benefits, Hyperion will continue to pay Ms. Melin her base salary for another 12 months.

     In the event that Hyperion is subject to a change in ownership and/or control during the term of the Agreement and, (i) within 12 months thereafter, Ms. Melin resigns for good reason; or (ii) within 3 months prior to, or 12 months thereafter, Hyperion terminates Ms. Melin’s employment for any reason other than permanent disability or cause; then, among other benefits, Hyperion will continue to pay Ms. Melin her base salary for another 12 months, and all of Ms. Melin’s unvested stock options, restricted stock, restricted stock units or other similar forms of equity compensation will immediately vest or otherwise become fully available to her.

     The foregoing is a summary description of the terms of the Agreement by its nature is incomplete. It is qualified in the entirety by the text of the Agreement, which is attached hereto as Exhibit 10.1.

     On June 14, 2005, Hyperion issued a press release announcing its hiring of Ms. Melin. A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Employment agreement between Hyperion Solutions Corporation and Heidi Melin.

99.1	Press release of Hyperion Solutions Corporation dated June 14, 2005 announcing hiring of Heidi Melin.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: June 14, 2005	By:	/s/ David Odell
		Name:	David Odell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Employment agreement between Hyperion Solutions Corporation and Heidi Melin.

99.1	Press release of Hyperion Solutions Corporation dated June 14, 2005 announcing hiring of Heidi Melin.